CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BRIC ETF
Guggenheim Raymond James SB-1 Equity ETF
Wilshire US REIT ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim Canadian Energy Income ETF
Guggenheim China Small Cap ETF
Guggenheim China Technology ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Solar ETF

(the “Funds”)

Supplement to the Funds’ Prospectuses and Statements of Additional Information dated September 27, 2017, September 28, 2017 and December 29, 2017, each as supplemented from time to time

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board of Trustees of the Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (the “Trusts”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (the “Reorganizations”) of the Funds, each a series of a Trust, into corresponding newly-created exchange-traded funds of the PowerShares by Invesco family of funds (the “Acquiring Funds”).

As of May 1, 2018, each Reorganization has been approved by the shareholders of the applicable Fund. Accordingly, each Reorganization is expected to close on May 18, 2018, or as soon as practicable thereafter. Following the closing of each Reorganization, shareholders of each Fund will become shareholders of the corresponding Acquiring Fund as set forth below. Shareholders of each Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Fund shareholder) with an aggregate net asset value equal to the net asset value of their shares of the Fund held immediately prior to each Reorganization.  Each Reorganization is expected to be a tax-free transaction.

Each Acquiring Fund will have the same investment objective and will track the same underlying index as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-sponsored platform.

Fund	Acquiring Fund
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio
Guggenheim BRIC ETF	PowerShares BRIC Portfolio
Guggenheim Raymond James SB-1 Equity ETF	PowerShares Raymond James SB-1 Equity Portfolio
Wilshire US REIT ETF	PowerShares Wilshire US REIT Portfolio
Guggenheim Canadian Energy Income ETF	PowerShares Canadian Energy Income Portfolio
Guggenheim China Small Cap ETF	PowerShares China Small Cap Portfolio
Guggenheim China Technology ETF	PowerShares China Technology Portfolio
Guggenheim S&P High Income Infrastructure ETF	PowerShares S&P High Income Infrastructure Portfolio
Guggenheim Solar ETF	PowerShares Solar Portfolio

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

May 1, 2018	ETF-COMBO-SUP-05